OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2023
Disclosure Other Long Term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES	OTHER LONG-TERM LIABILITIES
Brookfield Renewable’s other long-term liabilities as at December 31 are comprised of the following:

(MILLIONS)	2023	2022
Contract liabilities	$680	$662
Lease liabilities	727	526
Regulatory liabilities(1)	104	149
Pension obligations	66	51
Concession payment liability	2	10
Other	185	132
	$1,764	$1,530
(1)Regulatory liabilities are related to the regulated pricing mechanism at certain of Brookfield Renewable’s Spanish assets.
Contract liabilities are the result of the amendment to the energy revenue agreement between Brookfield and several entities owned by Brookfield Renewable in the United States. See Note 23 – Other long-term assets, for additional details regarding Brookfield Renewable’s contract balances. See Note 28 – Related party transactions, for additional details regarding Brookfield Renewable’s revenue agreements with Brookfield.